ING INVESTORS TRUST

ING Bond Portfolio

(“Portfolio”)

Supplement dated November 1, 2013

to the Portfolio’s Prospectus, Summary Prospectus, and

Statement of Additional Information (“SAI”)

each dated April 30, 2013;

On September 12, 2013, the Board of Trustees of ING Investors Trust approved a proposal to reorganize the Portfolio (“Disappearing Portfolio”) with and into the following “Surviving Portfolio” (the “Reorganization”):

Disappearing Portfolio	Surviving Portfolio
ING Bond Portfolio	ING Intermediate Bond Portfolio

The proposed Reorganization is subject to approval by shareholders of the Disappearing Portfolio. A proxy statement/prospectus detailing the proposed Reorganization is expected to be mailed to the Disappearing Portfolio’s shareholders on or about January 24, 2014, and a shareholder meeting is scheduled to be held on or about February 27, 2014. The Disappearing Portfolio will notify shareholders if shareholder approval of the proposed Reorganization is not obtained. If shareholder approval of the proposed Reorganization is obtained, it is expected that the Reorganization will take place on or about March 14, 2014.

Following the Reorganization you will hold shares of ING Intermediate Bond Portfolio. For more information regarding ING Intermediate Bond Portfolio, please contact a Shareholder Services representative or your financial professional.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE